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                                                  EXHIBIT 10.108


                                       AMENDMENT NO. 4 (the "Amendment")
                                       dated  as of September 27, 1999 to the
                                       CREDIT, SECURITY, GUARANTY AND PLEDGE
                                       AGREEMENT, dated as of December 20,
                                       1996 (as amended by Amendment No. 1
                                       dated as of June 30, 1997, Amendment
                                       No. 2 dated as of March 31, 1998,
                                       Amendment No. 3 dated as of December
                                       20, 1998 and the Waiver and Amendment
                                       dated as of February 20, 1997, and as
                                       further amended, supplemented or
                                       otherwise modified, renewed or
                                       replaced from time to time, the
                                       "Credit Agreement"), among TRIMARK
                                       PICTURES, INC., a California
                                       corporation, and TRIMARK TELEVISION,
                                       INC., a Delaware corporation (each a
                                       "Borrower" and together, the
                                       "Borrowers"), the Guarantors names
                                       herein, the Lenders referred to
                                       herein, THE CHASE MANHATTAN BANK, a
                                       New York banking corporation, as Agent
                                       (the "Administrative Agent") for the
                                       Lenders and THE CHASE MANHATTAN BANK
                                       as Fronting Bank (the "Fronting Bank").


                                    INTRODUCTORY STATEMENT

                  The Borrowers and the Guarantors have now requested that the Lenders amend certain provisions of the Credit Agreement. The Lenders are willing to comply with such request on the terms and subject to the conditions hereinafter set forth.

                  Accordingly, the parties hereto hereby agree as follows:

                  Section 1. DEFINED TERMS. All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

                  Section 2.        AMENDMENT TO THE CREDIT AGREEMENT.
Subject to the satisfaction of the conditions in Section 3 hereof, the Credit Agreement is hereby amended effective as of the date hereof, as follows:

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                  (a) The definition of "Applicable Margin" is hereby amended and restated to read as follows:

                  "'APPLICABLE MARGIN' shall mean in the case of Alternate Base Rate Loans, 1.5% per annum, or in the case of Eurodollar Loans, 2.50% per annum."

                  (b) Section 6.14 of the Credit Agreement is hereby amended and restated to read as follows:

                  "Permit Consolidated Tangible Net Worth at the end of any quarter to be less than the sum of $15,000,000 plus 100% of net new equity invested and 50% of net earnings, if any, for each fiscal year ending after September 30, 1999 and prior to the date as of which compliance is being determined."

                  (c) Section 6.18 of the Credit Agreement is hereby amended and restated to read as follows:

                       Section 6.18 CONSOLIDATED TANGIBLE NET WORTH RATIO

                  Permit the ration of (i) the aggregate amount of all Indebtedness of the Parent and its Consolidated Subsidiaries, consolidated in accordance with GAAP, plus 100% of Product Acquisition Commitments of the Parent and its Consolidated Subsidiaries, less the present value of related Off-Balance Sheet Receivables (but not more than the related portion of Product Acquisition Commitments), to (ii) Consolidated Tangible Net Worth to be greater than the ratio set forth below during the period corresponding thereto:


                  Ratio             Period
                  -----             ------
                  4.50:1                  March 31, 1999 to September 29, 1999
                  4.25:1                  September 30, 1999 to December 30, 1999
                  3.75:1                  December 31, 1999 and thereafter


                  Section 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent.

                  (a) The Administrative Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of each party hereto;

                  (b) An amendment fee in the amount of 0.25% of the Commitment of each lender shall have been paid to the Administrative Agent of behalf of each Lender.

                  (c) All legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

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                  Section 4.        REPRESENTATIONS AND WARRANTIES.  Each of
the Credit Parties hereby represents, warrants and acknowledges to the Administrative Agent (on behalf of itself, Fronting Bank and the Lenders) that:

                  (a) Their respective obligations to the Lenders under the Credit Agreement remain in full force and effect.

                  (b) The representations and warranties contained in the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

                  (c) After giving effect hereto, each of the Credit Parties is in compliance with all the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement or any other Fundamental Document.

                  (d) The acknowledgments, representations, and warranties in this Section 4 have been a material inducement for the Lenders to agree to enter into this Amendment,
                           (ii) the Lenders are relying on such acknowledgments, representations and warranties, and (iii) the Lenders would not have entered into this Amendment without such acknowledgments, representations and warranties.

                  Section 5. FULL FORCE AND EFFECT. Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default under the Credit Agreement, in either case whether or not known to the Lenders. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used herein, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules hereto or to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

                  SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

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                  Section 7.        COUNTERPARTS.  This Amendment may be
executed in two or more counterparts, each of which shall constitute as an original, but all of which when taken together shall constitute but one instrument.

                  Section 8. EXPENSES. The Borrowers agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, performance or enforcement of this Amendment, the Credit Agreement or the other Fundamental Documents and any other documentation contemplated hereby or thereby, including, but not limited to, the reasonable fees and disbursements of external legal counsel for the Administrative Agent and the allocated costs and charges of its internal legal counsel.

                  Section 9. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.

                                   TRIMARK PICTURES, INC.
                                   TRIMARK TELEVISION, INC.
                                   TRIMARK HOLDINGS, INC.
                                   TRIMARK MUSIC
                                   CHEAP DATE, INC.
                                   WRITERS ON THE WAVE
                                   PURPLE TREE PRODUCTIONS, INC.
                                   LOVING GUN PRODUCTIONS, INC.
                                   TRIMARK INTERACTIVE

                                   By: /s/ Jeff Gonzalez
                                      ----------------------------------
                                   Jeff Gonzalez

                                   Title: Authorized Signatory for each of the foregoing

                                   THE CHASE MANHATTAN BANK,
                                   Individually and as Administrative Agent

                                   By: /s/ John J. Huber III
                                      -----------------------------------
                                   John J. Huber II
                                   Managing Director

                                   CITY NATIONAL BANK

                                   By: /s/ Norman B. Starr
                                      -----------------------------------
                                   Norman B. Starr
                                   Vice President

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                                   COMERICA BANK-CALIFORNIA

                                   By: /s/ Adam M. Bennecke
                                      -----------------------------------
                                   Adam M. Bennecke
                                   Corporate Banking Officer

                                   FIRST HAWAIIAN BANK

                                   By: /s/ Donald C. Young
                                      -----------------------------------
                                   Donald C. Young
                                   Vice President

                                   IMPERIAL BANK

                                   By: /s/
                                      -----------------------------------

                                   SILICON VALLEY BANK

                                   By: /s/ Paul A. Wyckoff
                                      -----------------------------------
                                   Paul A. Wyckoff
                                   Vice President

                                   THE SUMITOMO TRUST & BANKING
                                   CO.,LTD., NEW YORK BRANCH

                                   By: /s/ Stephen Stratico
                                      -----------------------------------
                                   Stephen Stratico
                                   Vice President

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By: /s/ Danny Mandel
                                      -----------------------------------
                                   Danny Mandel
                                   Assistant Vice President

                                   DE NATIONALE
                                   INVESTERINGSBANK N.V.

                                   By: /s/ Eric H. Snaterse
                                      -----------------------------------
                                   Eric H. Snaterse
                                   Senior Vice President